UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2016

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 16, 2016, the Company issued a press release announcing its results for the second fiscal quarter ended July 30, 2016 and certain other information that is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 8.01. OTHER EVENTS

On August 11, 2016, the Board of Directors of Dick's Sporting Goods, Inc. authorized and declared a quarterly dividend in the amount of $0.15125 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on September 30, 2016 to stockholders of record at the close of business on September 9, 2016.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated August 16, 2016 by Dick's Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: August 16, 2016	By:	/s/ ANDRÉ J. HAWAUX
	Name:	André J. Hawaux
	Title:	Executive Vice President – Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 16, 2016 by Dick's Sporting Goods, Inc. furnished herewith